EXHIBIT 10.1

AMENDMENT AND ASSIGNMENT AGREEMENT

TO STRATEGIC ALLIANCE AGREEMENT

This AMENDMENT AND ASSIGNMENT AGREEMENT TO STRATEGIC ALLIANCE AGREEMENT (“Amendment and Assignment Agreement”) dated as of January 30, 2025 (the “Effective Date”) is made among OneSubsea LLC (“OSSLLC”), Cameron Lux V Sarl (“CLVS”), as successor in interest to OneSubsea B.V. (“OSSBV”), OneSubsea UK Limited (“OSSUK”), Schlumberger Technology Corporation (“STC”), Schlumberger B.V. (“SBV”), Schlumberger Oilfield Holdings Ltd. (“SOHL”) and Helix Energy Solutions Group, Inc. (“Helix”).

RECITALS

A.	OSSLLC, OSSBV, STC, SBV, SOHL and Helix have entered into that certain Strategic Alliance Agreement dated January 5, 2015 (as amended from time to time, the “Contract”).

B.	OSSBV has ultimately became CLVS, which is now the successor in interest to OSSBV under the Contract.

C.	CLVS desires to assign all of its rights, liabilities and interest in, to and under the Contract to OSSUK, OSSUK wishes to accept such assignment, and each OSSLLC, STC, SBV, SOHL and Helix wishes to consent to the assignment of the Contract to OSS UK pursuant to Section 14.7 of the Contract.

D.	OSSLLC, OSSUK, STC, SBV, SOHL and Helix agree to extend the term of the Contract pursuant to Section 12.3 of the Contract.

E.	NOW, THEREFORE, in consideration of the above, the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, the parties hereto agree as follows:

1.	assignment AND ASSUMPTION
1.1Assignment. In accordance with Section 14.7 of the Contract, as of the Effective Date, CLVS assigns to OSSUK all of its rights, liabilities, interest, representations, and obligations under the Contract (“Assignment”).
1.2Assumption. OSSUK accepts the Assignment and assumes all duties, liabilities and obligations of CLVS under the Contract arising or accruing on or after the Effective Date to the same extent as if OSSUK had been a party to the Contract in the place and instead of CLVS.  OSSUK shall perform and assume the executory tasks, services and obligations specifically provided for in the Contract as though it were a party in place of CLVS.
1.3Retention. OSSUK does not assume, and CLVS shall be and shall remain obligated for all duties, liabilities and obligations of CLVS under the Contract arising or accruing prior to the Effective Date.

1.4Consent.  As from the Effective Date, each OSSLLC, STC, SBV, SOHL and Helix does hereby:
(A)consent to the Assignment;
(B)agree that from and after the Effective Date, OSSUK shall be entitled to hold and enforce all of the privileges, rights and benefits of CLVS under the Contract to the same extent as though, and with the intent and purpose that, OSSUK had been a party thereto in the place and instead of CLVS; and
(C)release and discharge CLVS from CLVS’s obligations and liabilities under the Contract arising on or after the Effective Date.  Nothing herein contained shall be construed as a release of CLVS or OSSLLC, STC, SBV, SOHL and Helix from the obligations and liabilities under or with regard to the Contract to the extent such obligations and liabilities relate to any matter or time period occurring prior to the Effective Date.
2.	CONTRACT EXTENSION

OSSLLC, OSSUK, STC, SBV, SOHL and Helix agree to extend the term of the Contract for an additional period of one (1) year from January 5, 2025 pursuant to Section 12.3 of the Contract.

3.	Governing Law

This Amendment and Assignment Agreement is governed, construed, interpreted, enforced and the relations between the parties determined in accordance with the laws as established in the Contract, without regard to choice of law rules.

4.	Counterparts.

This Amendment and Assignment Agreement may be executed in any number of counterparts, each of which will be deemed an original of this Amendment and Assignment Agreement, and which together will constitute one and the same instrument.  No party will be bound to this Amendment and Assignment Agreement unless and until all parties have executed a counterpart.

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The parties have executed this Amendment and Assignment Agreement to be effective as of the Effective Date, as evidenced by the following signatures of authorized representatives of the parties:

OneSubsea LLC	Cameron Lux V Sarl
Signature:	Signature:
/s/ Nurzhan Ongaltayev Vice President February 15, 2025	/s/ Daniel Morrison Director February 17, 2025

OneSubsea UK Limited	Schlumberger Technology Corporation
Signature:	Signature:
/s/ Simon McCloud Director February 14, 2025	/s/ Nicklus Cune Vice President February 17, 2025

Schlumberger B.V.	Schlumberger Oilfield Holdings Ltd.
Signature:	Signature:
/s/ Colin Beddall Director February 17, 2025	/s/ Rachael Pape Vice President February 17, 2025

Helix Energy Solutions Group, Inc.
Signature:
/s/ Scotty Sparks EVP and Chief Operating Officer February 13, 2025